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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 20, 2000



                     TWEETER HOME ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                      0-24091                  04-3417513
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



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                                  10 PEQUOT WAY
                           CANTON, MASSACHUSETTS 02021
    (ADDRESS, INCLUDING ZIP CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



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Item 5.     Other Events

         On January 20, 2000, the registrant announced that it had reached an agreement in principle to acquire United Audio Centers, Inc., a seven-store specialty consumer electronics retailer located in the greater Chicago, Illinois area. The agreement in principle to acquire United Audio Centers, Inc. is subject to various terms and conditions, and is subject to regulatory approval.

         The registrant also announced its earnings results for the quarter ended December 31, 1999.

         A copy of the press releases issued by the registrant regarding the foregoing are filed herewith as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

(a)         Exhibits

Exhibit Number

99.1        Press Release dated January 20, 2000
99.2        Press Release dated January 20, 2000



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


TWEETER HOME ENTERTAINMENT GROUP, INC.
Registrant



DATED:      January 20, 2000


By:         /s/ Joseph G. McGuire
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            Joseph G. McGuire
            Chief Financial Officer



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